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Exhibit 10.10

FOURTH AMENDMENT TO LOAN AND SERVICING AGREEMENT

        THIS FOURTH AMENDMENT TO LOAN AND SERVICING AGREEMENT, dated as of July 22, 2002 (this "Amendment"), is entered into among TRM Inventory Funding Trust ("Borrower"), TRM ATM Corporation, in its individual capacity ("TRM ATM") and as Servicer (in such capacity, "Servicer"), Autobahn Funding Company, LLC ("Lender"), DZ Bank AG, Deutsche Zentral–Genossenschaftsbank Frankfurt am Main, as Administrative Agent (in such capacity, "Administrative Agent") and as Liquidity Agent (in such capacity "Liquidity Agent"),and U.S. Bank National Association, as Collateral Agent ("Collateral Agent").

RECITALS

        A.    The Borrower, TRM ATM, Servicer, Lender, Administrative Agent, Liquidity Agent and Collateral Agent are each a party to that certain Loan and Servicing Agreement, dated as of March 17, 2000 (as amended by a First Amendment to Loan and Servicing Agreement, dated as of March 16, 2001, an Omnibus Amendment, dated as of March 16, 2001, a Second Amendment to Loan and Servicing Agreement, dated as of November 5, 2001, and a Third Amendment to Loan and Servicing Agreement, dated as of April 23, 2002, the "Agreement").

        B.    The parties to the Agreement desire to amend the Agreement as hereinafter set forth.

AGREEMENT

        1.    Certain Defined Terms.    Capitalized terms that are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

        2.    Amendment to Agreement.    Effective as of July 1, 2002, Section 8.02 of the Agreement shall be amended by replacing the third sentence thereof with the following:

  "In addition, the Servicer shall maintain with respect to Servicer's officers and directors one or more D&O insurance policies with an aggregate amount of coverage equal to not less than $15,000,000."

        3.    Conditions to Effectiveness.    This Amendment shall become effective, as of July 1, 2002, upon receipt by the Liquidity Agent of counterparts of this Amendment, duly executed by all parties hereto.

        4.    Effect of Amendment.    Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to "this Agreement," "hereof," "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

        5.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        6.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to any otherwise applicable principles of conflict of laws.

        7.    Section Headings.    The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, or the Agreements or any provision hereof or thereof.

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRM INVENTORY FUNDING TRUST
By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee
By:	/s/ MICHAEL G. OLLER, JR.
	Name:	Michael G. Oller, Jr.
	Title:	Senior Financial Services Officer
TRM ATM CORPORATION
By:	/s/ KENNETH L. TEPPER
	Name:	Kenneth L. Tepper
	Title:	President & CEO
AUTOBAHN FUNDING COMPANY LLC
By:	DZ Bank AG, Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, as its attorney-in-fact
By:	/s/ PATRICK PREECE
	Name:	Patrick Preece
	Title:	VP
DZ BANK AG, DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN
By:	/s/ PATRICK PREECE
	Name:	Patrick Preece
	Title:	VP
By:	/s/ RICHARD J. WISNIEWSKI
	Name:	Richard J. Wisniewski
	Title:	VP
U.S. BANK NATIONAL ASSOCIATION
By:	/s/ TOBY ROBILLARD
	Name:	Toby Robillard
	Title:	Asst. Vice President

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  Exhibit 10.10
FOURTH AMENDMENT TO LOAN AND SERVICING AGREEMENT